As filed with the Securities and Exchange Commission on June 14, 2019

File No. [        ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(    ) Pre-Effective Amendment No. ____

(    ) Post-Effective Amendment No. ____

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code (866) 831-7129

Scott C. Sipple

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

Copy to:

Ryan L. Logsdon

Vice President, Counsel & Secretary

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.10 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on July 15, 2019 pursuant to Rule 488.

Great-West T. Rowe Price Equity Income Fund

a series of

Great-West Funds, Inc.

8515 East Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

August 1, 2019

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of the Great-West T. Rowe Price Equity Income Fund, a series of Great-West Funds, Inc. (the “Special Meeting”). The Special Meeting is scheduled for August 21, 2019, at 10 a.m., Mountain Time, at the offices of Great-West Funds, Inc. (“Great-West Funds”), 8515 East Orchard Road, Greenwood Village, Colorado 80111 to consider and approve a very important proposal.

Subject to shareholder approval, the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund”) will acquire all the assets and liabilities of the Great-West T. Rowe Price Equity Income Fund (the “Target Fund” and together with the Acquiring Fund, the “Funds” and each a “Fund”) in exchange solely for shares of the Acquiring Fund, which will be distributed in complete liquidation and termination of the Target Fund to the shareholders of the Target Fund (the “Reorganization”).

The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, and the closing of this Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that this Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that you will not recognize any gain or loss as a direct result of this Reorganization.

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, has proposed the Reorganization of the Target Fund into the Acquiring Fund for the reasons discussed in the attached Proxy Statement/Prospectus. The Funds have substantially similar investment objectives, and similar principal investment strategies and principal investment risks.

The Board of Directors of Great-West Funds believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal. All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.
●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.
●	To vote over the Internet, Visit www.proxyvote.com and follow the online directions. Please have your proxy card available.

We appreciate your continued support and confidence in Great-West Funds, Inc.

Sincerely,

Scott C. Sipple
President & Chief Executive Officer
Great-West Funds, Inc.

Important Information for Great-West T. Rowe Price Equity Income Fund Shareholders

At a special meeting of shareholders of Great-West T. Rowe Price Equity Income Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund”), a series of Great-West Funds (the “Reorganization”). If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on. Please refer to the more complete information about this Reorganization contained elsewhere in the Proxy Statement/Prospectus.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.

The shareholders of the Target Fund are being asked to approve the Reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus. If approved by shareholders of the Target Fund, as of the close of business on the effective date of the Reorganization, investors in Institutional Class shares of the Target Fund will automatically become investors in the Acquiring Fund’s Institutional Class and will receive Institutional Class shares with a total net asset value equal to their current holdings in the Target Fund, while investors in the Investor Class and Class L shares of the Target Fund will automatically become investors in the Acquiring Fund’s Investor II Class and will receive Investor II Class shares with a total net asset value equal to their current holdings in the Target Fund. Investors will not incur any fees or charges or any federal income tax liability as a direct result of this Reorganization. It is currently anticipated that this Reorganization will close on or about August 23, 2019 (“Closing Date”).

You are receiving this Proxy Statement/Prospectus because you are invested in the Target Fund through insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans, or college saving programs (collectively, “Permitted Accounts”).

Q.	Why has the Reorganization been proposed for the Target Fund?

A.

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, has proposed the Reorganization of the Target Fund into the Acquiring Fund as part of a plan to reduce redundancy in its fund offerings by consolidating two current large cap value offerings, the Target Fund and the Acquiring Fund, into a single offering, the Acquiring Fund. GWCM recommends reorganizing the Target Fund into the Acquiring Fund as part of its product rationalization strategy because it believes one multi-manager large cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate large cap value funds. It is intended that T. Rowe Price Associates, Inc. (“T. Rowe Price”), the current sub-adviser of the Target Fund, will join the current sub-adviser of the Acquiring Fund, Putnam Investment Management, LLC (“Putnam”), in a multi-manager structure on the Closing Date. GWCM believes that a multi-managed fund will be beneficial to existing shareholders of both Funds and that a portfolio managed by both T. Rowe Price and Putnam is in the best interests of the shareholders of both Funds. GWCM believes that reorganizing the Target Fund into the Acquiring Fund will benefit shareholders of both Funds through fee reductions, expense limitations and expense caps.

Based on the recommendation by GWCM, the Board of Directors of Great-West Funds (the “Board”) approved the Reorganization of the Target Fund into the Acquiring Fund. The Board concluded that this Reorganization is in the best interest of the Target Fund and its shareholders, and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board considered a number of factors, which are summarized below and are discussed in greater detail in the enclosed materials.

The Board believes that the Reorganization allows Target Fund shareholders to: (1) continue to invest in a mutual fund with a substantially similar investment objective and similar principal strategies and principal investment risks as the Target Fund; (2) benefit over time from possible operating efficiencies and potential economies of scale that may result from combining the assets of the Target Fund with the assets of the Acquiring Fund; and (3) gain exposure to a multi-manager structure that includes the current sub-adviser of each of the Acquiring Fund and the Target Fund. Subsequent to the Reorganization, each Sub-Adviser would be responsible for the day-to-day management of the investment and re-investment of 50% of the assets comprising the Acquiring Fund’s portfolio as of the Closing Date.

Further, the Board believes that holders of Investor Class and Class L shares of the Target Fund will pay a lower net expense ratio upon effectiveness of the Reorganization. As discussed in more detail below, if the Reorganization is completed, GWCM, the current adviser to the Target Fund, has agreed to enter into an expense limitation agreement that would permanently cap the total expenses for Investor II Class shares of the Acquiring Fund at a level lower than the Target Fund’s current total expenses (after waivers) for each of the Investor Class and Class L shares as of the date of the Reorganization.

The Board also believes that, although the holders of Institutional Class shares of the Target Fund will pay a higher net expense ratio upon effectiveness of the Reorganization, the other benefits of the Reorganization outweigh that factor. Institutional Class shares of the Target Fund are held solely by asset allocation funds that are series of Great-West Funds (“Asset Allocation Funds”), and shareholders of the Asset Allocation Funds are expected to experience lower underlying fund expenses, as discussed below.

Finally, the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Target Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

Q.	How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?

A.

GWCM has served as investment adviser to the Funds since inception of each Fund. T. Rowe Price has served as the sub-adviser to the Target Fund since its inception. Putnam, an affiliate of GWCM, has served as the sub-adviser to the Acquiring Fund since inception. The Board has approved T. Rowe Price to become a sub-adviser to the Acquiring Fund alongside Putnam in a multi-manager structure effective on the Closing Date. GWCM believes this structure will provide Target Fund shareholders the benefits of a multi-manager structure. While past performance is not necessarily an indication of future results, GWCM selected Putnam and T. Rowe Price to sub-advise the Acquiring Fund after an analysis of their respective track records, portfolio managers, and investment selection processes.

Q.	Will this Reorganization result in new or higher fees?

A.

The advisory fee for the Acquiring Fund is higher than the advisory fee of the Target Fund; as such, the Reorganization is expected to result in a higher total expense ratio for shareholders of the Target Fund’s Institutional Class shares, but will result in a lower total expense ratio for shareholders of the Target Fund’s Investor Class and Class L shares.[1] The Target Fund pays GWCM an investment advisory fee equal to 0.47% of the Target Fund’s average daily net assets, while the Acquiring Fund currently pays GWCM an investment advisory fee equal to 0.74% of the average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion. Effective upon the Closing Date, the Acquiring Fund, will pay GWCM a reduced investment advisory fee equal to 0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion of the Acquiring Fund.

[1]

The Institutional Class shares of the Target Fund are held solely by Asset Allocation Funds, and shareholders of the Asset Allocation Funds are expected to experience lower underlying fund expenses. For the Asset Allocation Funds, the underlying fund fees of the Acquiring Fund’s Institutional Class (0.61% total expense ratio) will be lower as a result of the Reorganization than the current underlying fund fees of the Target Fund and Acquiring Fund on a weighted average basis (0.62% total expense ratio) due to investment advisory fee breakpoints and lower direct fund costs.

GWCM has agreed under the terms of a new Expense Limitation Agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”) to pay any fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding shareholder servicing fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund. The initial term for the Expense Limitation Agreement will commence on the Closing Date and will end on April 30, 2021; it will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement.

As discussed above, holders of the Target Fund’s Investor Class and Class L shares are proposed to receive in the Reorganization Investor II Class shares of the Acquiring Fund. In order to ensure that shareholders of the Target Fund’s Investor Class and Class L do not experience an increase in fees and expenses as a result of the Reorganization, GWCM will reimburse the Acquiring Fund’s Investor II Class expenses to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class daily net assets (“Expense Cap”), which is less than the current total expense ratio after fee waivers and expense reimbursements of the Target Fund’s Investor Class and Class L shares (0.82% and 1.07%, respectively). Under the terms of the Expense Limitation Agreement, the Expense Cap is permanent.

In addition, GWCM believes that over time combining the assets of the Target Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and potential economies of scale, perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base.

Q.	What will happen if shareholders do not approve the Reorganization?

A.

If the Reorganization is not approved by shareholders, the Board of Directors will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, continuing to operate the Target Fund as a standalone fund, liquidating the Target Fund subject to shareholder approval, or merging the Target Fund into another fund.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.

Yes. If shareholders approve the Reorganization and it is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total net asset value of the Target Fund shares surrendered by such shareholder, in each case as of the close of trading on the Closing Date of the Reorganization.

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.

No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that investors in the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such distribution is not expected to be currently taxable for federal income tax purposes to investors who hold shares of the Target Fund through insurance company separate accounts for variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans or college savings programs. The section entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” of the Proxy Statement/Prospectus provides additional information regarding the federal income tax consequences of the Reorganization.

Q.	Who will bear the costs of the Reorganization?

A.	GWCM will bear all expenses of the Reorganization even if the Reorganization is not approved or completed. GWCM estimates the costs of the Reorganization to be $50,500.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders on August 21, 2019, the Reorganization is expected to occur at the close of business on August 23, 2019.

VOTING INFORMATION

Q.	Who is eligible to vote for the proposal?

A.	Any person who owned shares of the Target Fund (directly or beneficially) on the “record date,” which is June 6, 2019 (even if that person has since sold those shares), is eligible to vote.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the proxy information line toll-free at (855) 976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in any of four ways:

●	Through the Internet. Please follow the instructions on your proxy card.
●	By telephone, with a toll-free call to the phone number indicated on the proxy card.
●	By mailing in your proxy card.
●	In person at the meeting in Greenwood Village, Colorado on August 21, 2019.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions on your proxy card, because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Will Great-West Funds contact me?

A.

You may receive a call from representatives of the proxy solicitation firm retained by Great-West Funds to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

Q.	How does the Board of Directors suggest that I vote?

A.	After careful consideration, the Board of Directors has agreed unanimously that the Reorganization is in the best interests of your Fund and recommends that you vote “FOR” the Reorganization.

IMPORTANT INFORMATION FOR SHAREHOLDERS

AUGUST 1, 2019

GREAT-WEST FUNDS, INC.

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

(the “Target Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 21, 2019

Dear Shareholder:

You are hereby notified that Great-West Funds, Inc. (“Great-West Funds”) will hold a special meeting of shareholders (the “Special Meeting”) of the Target Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on August 21, 2019, at 10 a.m. Mountain Time. The Special Meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

1.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of the Target Fund to the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund,” and with the Target Fund, the “Funds”) in exchange solely for Institutional Class and Investor II Class shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Target Fund and Investor II Class shares of the Acquiring Fund to the holders of Investor Class and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on June 6, 2019 are entitled to vote at the Special Meeting or any adjournments thereof. Shareholders of the Target Fund and owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Target Fund.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

●

To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

●

To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on August 20, 2019.

●

To vote over the Internet, visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on August 20, 2019.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free at (855) 976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed proxy is being solicited by the Board of Directors of Great-West Funds. Thank you for taking the time to review these materials and for voting your shares. We appreciate your continued support and confidence in Great-West Funds.

By Order of the Board of Directors

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Vice President, Counsel & Secretary
Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the meeting and vote your shares in person at the meeting at that time, you will still be able to do so.

Proxy Statement/Prospectus

Dated July 15, 2019

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

by GREAT-WEST LARGE CAP VALUE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Great-West T. Rowe Price Equity Income Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Directors of Great-West Funds (the “Board”) of proxies to be voted at a special meeting of shareholders of the Target Fund to be held at the offices of Great-West Funds, 8515 East Orchard Road, Greenwood Village, Colorado 80111, on August 21, 2019, at 10 a.m., Mountain Time and any and all adjournments thereof (the “Special Meeting”).

The purpose of the Special Meeting is to consider the proposed reorganization of the Target Fund into Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund”), a series of Great-West Funds (the “Reorganization”). The Target Fund and the Acquiring Fund are herein referred to collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, holders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund with a total net asset value equal to their current holdings in the Target Fund, while holders of Investor Class and Class L shares of the Target Fund will receive Investor II Class shares of the Acquiring Fund with the same total net asset value as the total net asset value of the Target Fund shares surrendered by such shareholders, in each case as of the close of trading on the closing date of the Reorganization. The Board has determined that the Reorganization is in the best interests of the Target Fund.

The address, principal executive office and telephone number of the Funds and Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111 and (866) 831-7129.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about August 1, 2019. Shareholders of record as of the close of business on June 6, 2019 (the “Record Date”) are entitled to vote at the Special Meeting and any adjournments thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information that shareholders of the Target Fund should know before voting on the Reorganization (in effect, before investing in Institutional Class and/or Investor II Class shares of the Acquiring Fund), as the case may be. It constitutes an offering of Institutional Class and Investor II Class shares of common stock, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”). They are incorporated into this Proxy Statement/Prospectus by reference:

i.	the Acquiring Fund’s prospectus, dated April 30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, filed via EDGAR on April 29, 2019 (File No. 811-03364);

ii.

the Acquiring Fund’s audited financial statements as of December 31, 2018, and the report of Deloitte & Touche LLP, an independent registered public accounting firm, which are contained in the Funds’ annual reports for the fiscal year ended December 31, 2018 filed via EDGAR on March 1, 2019 (File No. 811-03364); and

iii.	the statement of additional information relating to the proposed Reorganization, dated July 15, 2019 (the “Reorganization SAI”).

iv.	the Target Fund’s prospectus, dated April 30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, filed via EDGAR on April 29, 2019 (File No. 811-03364);

v.

the Great-West Funds’ statement of additional information dated April 30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, filed via EDGAR on April 28, 2019 (File No. 811-03364), only insofar as it relates to the Funds.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (866) 831-7129 or writing the Funds at 8515 East Orchard Road, Greenwood Village, Colorado 80111. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

Great-West Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Great-West Funds (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

i

ii

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Board also believes that the proposed Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Institutional Class and Investor II Class shares of the Acquiring Fund only.

Background

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, has proposed the Reorganization as part of a plan to reduce redundancy in its fund offerings by consolidating two current large cap value offerings, the Target Fund and the Acquiring Fund, into a single offering, the Acquiring Fund. GWCM recommends reorganizing the Target Fund into the Acquiring Fund as part of its product rationalization strategy because it believes one multi-manager large cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate large cap value funds. It is intended that T. Rowe Price Associates, Inc. (“T. Rowe Price”), the current sub-adviser of the Target Fund, will join the current sub-adviser of the Acquiring Fund, Putnam Investment Management, LLC (“Putnam”), in a multi-manager structure at the close of business on or about August 23, 2019. GWCM believes that a multi-managed fund will be beneficial to existing shareholders of both Funds and that a portfolio managed by both T. Rowe Price and Putnam is in the best interests of the shareholders of both Funds. GWCM believes that reorganizing the Target Fund into the Acquiring Fund will benefit shareholders of both Funds through fee reductions, expense limitations and expense caps.

The advisory fee for the Acquiring Fund is higher than the advisory fee of the Target Fund; as such, the Reorganization is expected to result in a higher total expense ratio for shareholders of the Target Fund’s Institutional Class shares, but will result in a lower total expense ratio for shareholders of the Target Fund’s Investor Class and Class L shares.1 The Target Fund pays GWCM an investment advisory fee equal to 0.47% of the Target Fund’s average daily net assets, while the Acquiring Fund currently pays GWCM an investment advisory fee equal to 0.74% of the average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion. Effective at the close of business on or about August 23, 2019 (the “Closing Date”), the Acquiring Fund, will pay GWCM a reduced investment advisory fee equal to 0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion of the Acquiring Fund (“Management Fee”).

GWCM has agreed under the terms of a new Expense Limitation Agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”) to pay any fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding shareholder servicing fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund (“Acquiring Fund Expense Limit”).    The initial term for the Expense Limitation Agreement will commence on the Closing Date and will end on April 30, 2021; it will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement.

As discussed below, holders of the Target Fund’s Investor Class and Class L shares are proposed to receive in the Reorganization Investor II Class shares of the Acquiring Fund. In order to ensure that shareholders of the Target Fund’s Investor Class and Class L do not experience an increase in fees and expenses as a result of the Reorganization, GWCM will reimburse the Acquiring Fund’s Investor II Class expenses to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”), which is less than the current total expense ratio after fee waivers and expense reimbursements of the Target Fund’s Investor Class and Class L shares (0.82% and 1.07%, respectively). Under the terms of the Expense Limitation Agreement, the Expense Cap is permanent.

1 The Institutional Class shares of the Target Fund are held solely by asset allocation funds that are series of Great-West Funds (“Asset Allocation Funds”), and shareholders of the Asset Allocation Funds are expected to experience lower underlying fund expenses. For the Asset Allocation Funds, the underlying fund fees of the Acquiring Fund’s Institutional Class (0.61% total expense ratio) will be lower as a result of the Reorganization than the current underlying fund fees of the Target Fund and Acquiring Fund on a weighted average basis (0.62% total expense ratio) due to investment advisory fee breakpoints and lower direct fund costs.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed Reorganization of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by Great-West Funds, on behalf of the Funds and GWCM (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Institutional Class and Investor II Class shares of common stock, par value $0.10 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Target Fund and Investor II Class shares of the Acquiring Fund to the holders of Investor Class and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement at meetings held on December 6-7, 2018 and June 12-13, 2019. The Board recommends a vote “FOR” the Reorganization.

GWCM estimates the costs of the Reorganization to be $50,500. GWCM will pay all Reorganization expenses.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on August 21, 2019. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at the close of business on the Closing Date, but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may, at its option, terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of the Target Fund and the Acquiring Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

●	the compatibility of the Funds’ investment objectives, principal investment strategies and principal investment risks;
●	the investment performance and portfolio managers of the Funds;
●	the relative fees and expense ratios of the Funds;
●	the anticipated federal income tax-free nature of the Reorganization;
●	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;
●	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;
●	the effect of the Reorganization on shareholder rights;
●	alternatives to the Reorganization; and
●	any potential benefits to GWCM and its affiliates as a result of the Reorganization.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The classes of each Fund have the same investment eligibility criteria and the Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class, except that the Target Fund’s Institutional Class shares is currently closed to new insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), qualified college savings programs (collectively, “Permitted Accounts”), and to new contributions by existing Permitted Accounts.

The Acquiring Fund offers four classes of shares: Institutional Class, Investor Class, Investor II Class, and Class L. Investor II Class and Class L has not yet commenced operations for the Acquiring Fund; but Investor II Class will commence operations as of Closing. Immediately after the Closing, the Investor II Class will be closed to new Permitted Accounts. Permitted Accounts who hold Investor II Class shares of the Acquiring Fund immediately after the Closing may continue to purchase additional Investor II Class shares.

Each Fund normally declares and pays dividends from net investment income, if any, semi-annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds— Purchase and Sale of Fund Shares” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund nor its respective investors will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. A portion of the Target Fund’s portfolio assets may be sold after the Reorganization, which could result in the Target Fund declaring taxable distributions to its shareholders on or after the Closing Date. Such distributions are not expected to be currently taxable for federal income tax purposes to investors who hold Target Fund shares through a Permitted Account. It is estimated that approximately 14% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $4,521,361 (approximately $0.0525 per share) and brokerage commissions or other transaction costs of approximately $26,262, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2018.    For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have substantially similar investment objectives. Each Fund’s investment objective may be changed without shareholder approval upon providing notice to shareholders at least 60 days in advance.

Investment Objective - Target Fund	Investment Objective - Acquiring Fund
The investment objective of the Target Fund is to seek substantial dividend income and long-term capital appreciation.	The investment objective of the Acquiring Fund is to seek capital growth and current income.

Fees and Expenses

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund. Pro forma fees and expenses project anticipated expenses of the Acquiring Fund under the following two scenarios: (i) assuming the fees and expenses shown in the table for each Fund as of December 31, 2018 and (ii) assuming the estimated fees and expenses for the Acquiring Fund as of the Closing Date with the Management Fee, Acquiring Fund Expense Limit, and Expense Cap in place (collectively, the “New Expense Structure”). Pro forma numbers are estimated as if the Reorganization had been completed as of December 31, 2018. The table below does not describe the fees and expenses of any Permitted Accounts. If the fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund as of 12/31/18	Acquiring Fund as of 12/31/18	Acquiring Fund (Estimate with New Expense Structure)	Acquiring Fund (Pro Forma Combined)	Acquiring Fund Pro Forma (after New Expense Structure)
Management Fees
Institutional Class	0.47%	0.74%	0.60%	0.74%	0.60%
Investor Class	0.47%	0.74%	0.60%	0.74%	0.60%
Investor II Class	--	--	0.60%	--	0.60%
Class L	0.47%	0.74%	0.60%	0.74%	0.60%
Distribution and Service (12b-1) Fees
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%
Investor Class	0.00%	0.00%	0.00%	0.00%	0.00%
Investor II Class	--	--	--	--	0.00%
Class L	0.25%	0.25%	0.25%	0.25%	0.25%

	Target Fund as of 12/31/18	Acquiring Fund as of 12/31/18	Acquiring Fund (Estimate with New Expense Structure)	Acquiring Fund (Pro Forma Combined)	Acquiring Fund Pro Forma (after New Expense Structure)
Shareholder Services Expenses
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%
Investor Class	0.35%	0.35%	0.35%	0.35%	0.35%
Investor II Class	--	--	0.35%	--	0.35%
Class L	0.35%	0.35%	0.35%	0.35%	0.35%
Other Expenses[1]
Institutional Class	0.01%	0.01%	0.01%	0.01%	0.01%
Investor Class	0.03%	0.08%	0.03%	0.08%	0.03%
Investor II Class	--	--	0.03%	--	0.03%
Class L	0.36%	0.10%	0.44%	0.10%	0.36%
Total Annual Fund Operating Expenses
Institutional Class	0.48%	0.75%	0.61%	0.75%	0.61%
Investor Class	0.85%	1.17%	0.98%	1.17%	0.98%
Investor II Class	--	--	0.99%	--	0.98%
Class L	1.43%	1.44%	1.64%	1.44%	1.56%
Fee Waiver and Expense Reimbursements [2,3,4]
Institutional Class	0.01%	0.00%	0.00%	0.00%	0.00%
Investor Class	0.03%	0.07%	0.03%	0.07%	0.02%
Investor II Class[5]	--	--	0.17%	--	0.17%
Class L	0.37%	0.09%	0.43%	0.09%	0.35%
Total Annual Fund Operating Expenses After Reimbursements
Institutional Class	0.47%	0.75%	0.61%	0.75%	0.61%
Investor Class	0.82%	1.10%	0.96%	1.10%	0.96%
Investor II Class	--	--	0.81%	--	0.81%
Class L	1.06%	1.35%	1.21%	1.35%	1.21%

1 Other Expenses are estimated for the Acquiring Fund’s Investor II Class and Class L shares because such classes have not yet commenced operations.

2GWCM has contractually agreed to waive advisory fees or reimburse expenses if Total Annual Fund Operating Expenses of a Class exceed 0.47% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Target Fund (the “Target Fund Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. Under the Expense Limitation Agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment.

3GWCM has contractually agreed to waive advisory fees or reimburse expenses if Total Annual Fund Operating Expenses of a Class exceed 0.75% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Target Fund (the “Existing Acquiring Fund Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. Under the Expense Limitation Agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the lesser of the Existing Acquiring Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Existing Acquiring Fund Expense Limit in place at the time of recoupment.

4 GWCM has contractually agreed to waive advisory fees or reimburse expenses if Total Annual Fund Operating Expenses of a Class exceed 0.61% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Acquiring Fund (the “Acquiring Fund Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. Under the Expense Limitation Agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the lesser of the Acquiring Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Acquiring Fund Expense Limit in place at the time of recoupment.

5 GWCM has contractually agreed to reimburse expenses and/or pay the Fund if Total Annual Fund Operating Expenses of the Investor II Class exceed 0.81% of the Class’s average daily net assets (“Expense Cap”).

Example

The Example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The Example does not reflect the fees and expenses of any insurance company separate accounts for Permitted Accounts. If fees and expenses of Permitted Accounts were reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Target Fund Expense Limit and Acquiring Fund

Expense Limit is in place for the first year and the Expense Cap is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma Combined)	Acquiring Fund Pro Forma (after New Expense Structure)
1 Year	$48	$77	$77	$62
3 Years	$153	$240	$240	$195
5 Years	$268	$417	$417	$340
10 Years	$603	$930	$930	$762

Investor Class	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma Combined)	Acquiring Fund Pro Forma (after New Expense Structure)
1 Year	$84	$112	$112	$98
3 Years	$268	$365	$365	$310
5 Years	$468	$637	$637	$540
10 Years	$1,046	$1,414	$1,414	$1,200

Investor II Class	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma Combined)	Acquiring Fund Pro Forma (after New Expense Structure)
1 Year	N/A	N/A	N/A	$83
3 Years	N/A	N/A	N/A	$259
5 Years	N/A	N/A	N/A	$450
10 Years	N/A	N/A	N/A	$1,002

Class L	Target Fund	Acquiring Fund	Acquiring Fund (Pro Forma Combined)	Acquiring Fund Pro Forma (after New Expense Structure)
1 Year	$108	$137	$137	$123
3 Years	$416	$447	$447	$458
5 Years	$746	$778	$778	$817
10 Years	$1,681	$1,716	$1,716	$1,827

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 22% of the average value of its portfolio and the Acquiring Fund’s turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have similar principal investment strategies. Principal Investment Strategies of the Acquiring Fund are shown under the following two scenarios: (i) as of April 30, 2019 and (ii) as of the Closing Date.

Principal Investment Strategies - Target Fund	Principal Investment Strategies - Acquiring Fund as of April 30, 2019	Principal Investment Strategies - Acquiring Fund as of Closing Date
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in

Principal Investment Strategies - Target Fund	Principal Investment Strategies - Acquiring Fund as of April 30, 2019	Principal Investment Strategies - Acquiring Fund as of Closing Date

common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. The Fund may at times invest significantly in certain sectors, such as the financials sector.

borrowings for investment purposes) in equity securities.

equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $472.5 million and $785 billion as of December 31, 2018).

The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for dividend growth and capital appreciation.

The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.

The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market and other measures. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.

The Fund will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the Russell 1000® Value Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the Russell 1000 Value Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

The Fund invests mainly in midsize and large companies, which are of a size similar to those in the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $472.5 million and $785 billion as of December 31, 2018). The portfolio managers may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, as well as companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). The Fund may at times invest significantly in certain sectors, such as the financial sector.

The Fund generally seeks investments in large-capitalization companies. The Sub-Adviser seeks a yield, which reflects the level of dividends paid by the Fund that exceeds the yield of the Russell 1000 Value Index. In pursuing the Fund’s investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, as well as companies from outside the United States.

The Fund’s investment portfolio is managed by two sub-advisers: Putnam and T. Rowe Price. Putnam seeks to invest mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. T. Rowe Price seeks to invest in large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s objectives. The		The Fund’s investment adviser, GWCM, maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a

Principal Investment Strategies - Target Fund	Principal Investment Strategies - Acquiring Fund as of April 30, 2019	Principal Investment Strategies - Acquiring Fund as of Closing Date

Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Principal Investment Risks.”

Principal Investment Risks

The principal risks of each Fund are similar, but some principal risks differ between the Funds and are described below. The following principal risks are identical for both Funds as of the Closing Date:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Equity Securities Risk - The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, a sector of the economy, or the market as a whole.

Sector Risk - Sector risk is a possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

While the above principal risks of each Fund are identical, the Acquiring Fund as of April 30, 2019 and the Closing Date is also subject to the following principal risks:

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of larger, more established companies.

The following principal risk is unique to the Acquiring Fund as of the Closing Date:

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund. As a diversified fund, each Fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

The bar charts and tables below provide an indication of the risk of investment in the Funds by showing the performance of the Funds’ Investor Class shares in each full calendar year since inception and by comparing the Target Fund’s Institutional Class, Investor Class, and Class L and the Acquiring Fund’s Institutional Class and Investor Class average annual total return to the performance of a broad-based securities market index. No Investor II Class and Class L share performance data for the Acquiring Fund is provided because the Acquiring Fund’s Investor II Class commenced operations on the Closing Date and Class L shares have not commenced operations as of the Closing Date. Investor II Class and Class L share performance information will appear in future versions of the Acquiring Fund’s Prospectus after Investor II Class and Class L shares have annual returns for at least one complete calendar year. The returns shown below for the Funds are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Funds’ recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the Funds’ performance shown would have been lower. Upon the completion of the Reorganization, the performance information for the Acquiring Fund will be that of the Target Fund due to the accounting and performance survivor analysis conducted in connection with the Reorganization.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Acquiring Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2012	12.14%
Worst Quarter	December 2018	-8.80%

Acquiring Fund Average Annual Total Returns for the Periods Ended December 31, 2018

	One Year	Five Years	Since Inception
Institutional Class	-8.45%	N/A	4.59%*
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	N/A	4.47%
Investor Class	-8.80%	5.83%	9.91%**
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	9.98%
*	Since inception on May 1, 2015
**	Since inception on June 16, 2011

Target Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	19.57%
Worst Quarter	March 2009	-15.56%

Target Fund Average Annual Total Returns for the Periods Ended December 31, 2018

	One Year	Five Years	Ten Years/ Since Inception
Institutional Class	-9.15%	N/A	4.38%*
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	N/A	4.47%
Investor Class	-9.52%	4.54%	10.51%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	11.18%
Class L	-9.78%	4.20%	8.43%**
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	9.96%
*	Since inception on May 1, 2015
**	Since inception on July 29, 2011

Investment Adviser

GWCM, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of April 30, 2019, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $32.9 billion. GWCM and its affiliates have been providing investment management services since 1969.

Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and periodically recommends to the Board as to whether GWCM’s agreement with each Sub-Adviser’s should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Acquiring Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund (including the Acquiring Fund).

Subsequent to the Reorganization, the Sub-Advisers will be responsible for the investment and reinvestment of the assets of the Acquiring Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Acquiring Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the current Sub-Advisers to the Target Fund and the Acquiring Fund. Subsequent to the Reorganization, each of these Sub-Advisers will manage 50% of the Acquiring Fund’s assets.

Target Fund Sub-Adviser

T. Rowe Price is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Target Fund is managed by an Investment Advisory Committee chaired by John D. Linehan, CFA. The committee chairman has day-to-day responsibility for managing the Target Fund and works with the committee in developing and executing the Target Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Linehan, Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. and Chairman of the T. Rowe Price Equity Income Fund’s Investment Advisory Committee, has been the portfolio manager of the T. Rowe Price Equity Income Fund since 2015 and has been managing investments since 1989. Subsequent to the Reorganization, T. Rowe Price intends to continue to utilize an Investment Advisory Committee to manage its portion of the Acquiring Fund’s portfolio.

Acquiring Fund Sub-Adviser

Putnam is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is 100 Federal Street, Boston, MA 02110. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Darren Jaroch, CFA, is the current portfolio manager of the Acquiring Fund and, subsequent to the Reorganization, will manage the portion of the Acquiring Fund’s portfolio sub-advised by Putnam. Mr. Jaroch is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996.

Walter Scully is currently the assistant portfolio manager of the Acquiring Fund and, subsequent to the Reorganization, will manage the portion of the Acquiring Fund’s portfolio sub-advised by Putnam. Mr. Scully is a Portfolio Manager and Analyst at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Scully, CPA, has been in the investment industry since he joined Putnam in 1996.

For a complete description of the advisory services provided to the Target Fund and the Acquiring Fund, see the section of each Fund’s Prospectus entitled “Management and Organization” and the sections of each Fund’s Statement of Additional Information entitled “Investment Adviser” and “Sub-Advisers.” Additional information about the portfolio manager compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the respective Fund is provided in the Funds’ Statement of Additional Information which is incorporated herein by reference.

Advisory Fees

For its services GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.47% of the Target Fund’s average daily net assets, and 0.61% of the Acquiring Fund’s average daily net assets on assets up to $1 billion; 0.56% of the Acquiring Fund’s average daily net assets on the next $1 billion; and 0.51% of the Acquiring Fund’s average daily net assets on assets over $2 billion as of the Closing Date.

For each of the Funds, pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. Each of the Funds pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class, Investor II Class, and Class L shares, and any extraordinary expenses, including litigation costs.

Subsequent to the Reorganization, GWCM has contractually agreed under the terms of a new expense limitation agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”) to pay any fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding shareholder servicing fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund (“Acquiring Fund Expense Limit”). The Expense Limitation Agreement’s initial term with respect solely to the Acquiring Fund Expense Limit ends on April 30, 2021 and will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement.

Under the Expense Limitation Agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of a Class plus such recoupment do not exceed the lesser of the expense limit that was in place at the time of the waiver/reimbursement or the expense limit in place at the time of recoupment.

In addition, subsequent to the Reorganization GWCM has contractually agreed to reimburse the Investor II Class of the Acquiring Fund to the extent necessary to maintain a total operating expense ratio that does not exceed a capped operating expense ratio of 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”), which is less than the current total expense ratio after fee waivers and expense reimbursements of the Target Fund’s Investor Class and Class L shares (0.82% and 1.07%, respectively). Under the terms of the Expense Limitation Agreement, the Expense Cap is permanent and GWCM may not recoup fee waivers and expense reimbursements attributable to the Expense Cap.

For the Target Fund, GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of a Class exceed 0.47% of the Class’s average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Target Fund Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment.

A discussion regarding the basis for the Board approving the investment advisory agreement with GWCM and sub-advisory agreements with each Sub-Adviser is available in each Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2018 and will be available in the Acquiring Fund’s Semi-Annual Report to shareholders for the period ending June 30, 2019.

Legal Proceedings

GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action ), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated

Action”). The Consolidated Action alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds, and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial is scheduled to begin in the Consolidated Action on January 13, 2020.

GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Funds or on the ability of GWL&A to perform its obligations under its agreement with the Funds.

Directors and Officers

The management of each Fund, including general oversight of the duties performed by GWCM under the Investment Advisory Agreement for the Funds, is the responsibility of the Board.

As of the date of this Proxy Statement/Prospectus, there are six members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and five of whom are not interested persons (the “independent directors”). The names and business addresses of the directors and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of Great-West Funds” in the Funds’ Statement of Additional Information, as supplemented, which is incorporated herein by reference.

Purchase and Sale of Fund Shares

Neither Fund is sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Effective as of the close of business on May 15, 2019, the Institutional Class of the Target Fund closed to new Permitted Accounts and new contributions by existing Permitted Accounts. Existing Permitted Accounts may continue to reinvest dividends and capital gains arising from the Target Fund, but no other forms of contributions are allowed. Asset allocation funds that are series of Great-West Funds that invest in Institutional Class shares of the Target Fund at the close of business on May 15, 2019 may continue to purchase additional Institutional Class shares. The Target Fund reserves the right to modify or limit the above exceptions or re-open the Institutional Class of the Target Fund at any time without prior notice.

Immediately following the Closing, the Investor II Class of the Acquiring Fund will close to new Permitted Accounts. Permitted Accounts who already hold Investor II Class shares of the Acquiring Fund immediately after the Closing may continue to purchase additional Investor II Class shares. The Acquiring Fund reserves the right to modify or limit the above exceptions or re-open the Investor II Class of the Acquiring Fund at any time without prior notice.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s Prospectus entitled “Shareholder Information.”

Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any available capital losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions of each Fund are reinvested in additional shares of such Fund at net asset value.

If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all of its net investment income and net capital gains, if any, for the period ending on the Closing Date. See “The Proposed Reorganization – Material Federal Income Tax Consequences” below.

Federal Income Tax Information

Each Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, such Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, owners of qualified college savings programs and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA or are withdrawn from a qualified college savings program for other than qualified expenses. More information regarding federal income taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including a Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson, visit your financial intermediary’s web site, or consult the variable contract prospectus for more information.

Partner Payments to GWL&A

GWL&A may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through GWL&A’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with GWL&A; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to GWL&A personnel, third party advisory and brokerage firms, and GWL&A sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by GWL&A, among other considerations.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Institutional Class and Investor II Class shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata, by class, to its shareholders of record all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the proposed Reorganization, each Target Fund Institutional Class shareholder will receive a number of Acquiring Fund Institutional Class shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Institutional Class shares surrendered by such shareholder as of such time, and each Target Fund Investor Class and Class L shareholder will receive a number of Acquiring Fund Investor II Class shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Investor Class and Class L shares surrendered by such shareholder as of such time.

The consummation of the Reorganization is subject to the terms and conditions set forth in the Agreement and the representations and warranties set forth in the Agreement being true. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or GWCM, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. It is estimated that approximately 14% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $4,521,361 (approximately $0.525 per share) and brokerage commissions or other transaction costs of approximately $26,262, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2018. The sale of such investments could result in distributions to shareholders of the Target Fund after the Reorganization. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Common Stock. Immediately after the Closing, the Acquiring Fund will offer four classes of shares – Institutional Class, Investor Class, Investor II Class and Class L. Investor II Class and Class L shares have not yet commenced operations. Effective as of the Closing Date, the Acquiring Fund’s Investor II Class shares will commence operations. Only Institutional Class and Investor II Class shares will be issued in the Reorganization. Each share of the Acquiring Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions among the various share classes. Upon any liquidation of the Acquiring Fund, Institutional, Investor and Investor II shareholders are entitled to share pro rata in the net assets belonging to the Acquiring Fund allocable to the Institutional, Investor and Investor II Class available for distribution after satisfaction of outstanding liabilities of the Acquiring Fund allocable to the Institutional, Investor and Investor II Class. Additional classes of shares may be authorized in the future.

Voting Rights of Shareholders. Shareholders of the Acquiring Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. Shareholders of any particular class of the Acquiring Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).

Pursuant to current interpretations of the 1940 Act, insurance companies that invest in the Acquiring Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of the Acquiring Fund. Shares attributable to the Acquiring Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Acquiring Fund (held through a variable contract) to the total number of votes attributable to the Acquiring Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Acquiring Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Acquiring Fund, will be voted in the same proportion as shares for which the Acquiring Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are identical.

Service Providers

The Bank of New York Mellon serves as the custodian for the assets of each Fund. DST Systems, Inc. serves as the Funds’ transfer agent and dividend paying agent. Deloitte & Touche LLP serves as the independent auditors for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive an opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as possible thereafter, will constitute “a reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to the reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.
5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in this reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. This distribution may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund.

To the extent that a portion of the Target Fund’s portfolio assets are sold after the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years are available to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which such gains are recognized.

Shareholders of the Target Fund and investors who hold shares of the Target Fund through Permitted Accounts are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of the Reorganization.

It is estimated that approximately 14% of the Target Fund’s portfolio will be sold after the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $4,521,361 (approximately $0.0525 per share) and brokerage commissions or other transaction costs of approximately $26,262, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2018. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Although it is not expected to affect investors who hold shares of the Funds through a Permitted Account, the Acquiring Fund’s ability to use, after the Reorganization, the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to Reorganizations of this type. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of distributions than they would have had the Reorganization not occurred.

This description of material federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders and investors who hold Target Fund shares through a Permitted Account are urged to consult their own tax advisors as to the specific tax consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses. GWCM will pay all reorganization expenses whether or not the Reorganization is completed. GWCM estimates the costs of the Reorganization to be $50,500.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2018, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of December 31, 2018 (Unaudited)

Institutional Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$502,097,272	$497,903,758	—	$1,000,001,030
Shares Outstanding	74,153,654	62,091,934	11,465,052	147,710,640
Net Asset Value Per Share	$6.77	$8.02	—	$6.77
Shares Authorized	200,000,000	150,000,000	—	200,000,000

Investor Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$206,478,840	$29,030,827	—	$29,030,827
Shares Outstanding	11,487,150	2,246,660	(12,118,294)	1,615,516
Net Asset Value Per Share	$17.97	$12.92	—	$17.97
Shares Authorized	100,000,000	15,000,000	—	100,000,000

Investor II Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	N/A	N/A	—	$210,316,074
Shares Outstanding	N/A	N/A	21,031,607	21,031,607
Net Asset Value Per Share	N/A	N/A	—	$10.00
Shares Authorized	N/A	N/A	—	100,000,000

Class L	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$3,837,234	N/A	—	N/A
Shares Outstanding	479,960	N/A	(479,960)	N/A
Net Asset Value Per Share	$7.99	N/A	—	N/A
Shares Authorized	5,000,000	N/A	—	N/A

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the Reorganization SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, as applicable, that the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund and Acquiring Fund is Registration No. 2-75503. The Prospectuses and Statement of Additional Information relating to the Great-West Funds are incorporated herein by reference, insofar as they relate to the Funds.

Financial Highlights

The financial highlights of the Target Fund and Acquiring Fund for each of the prior five years ended December 31 have been derived from financial statements audited by Deloitte & Touche LLP, the Target Fund and Acquiring Fund’s independent registered public accounting firm.

GREAT-WEST FUNDS, INC.

GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)

Financial Highlights

Selected data for a share of capital stock of the Acquiring Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)

Investor Class
12/31/2018	15.41	0.32	(1.68)	(1.36)	(0.19)	(0.94)	(1.13)	$12.92	(8.80%)
12/31/2017	13.77	0.16	2.40	2.56	(0.08)	(0.84)	(0.92)	$15.41	18.72%
12/31/2016	12.48	0.19	1.44	1.63	(0.04)	(0.30)	(0.34)	$13.77	13.13%
12/31/2015	13.95	0.14	(0.63)	(0.49)	(0.20)	(0.78)	(0.98)	$12.48	(3.53%)
12/31/2014	13.93	0.18	1.55	1.73	(0.35)	(1.36)	(1.71)	$13.95	12.36%

Institutional Class
12/31/2018	10.14	0.24	(1.10)	(0.86)	(0.32)	(0.94)	(1.26)	$ 8.02	(8.45%)
12/31/2017	9.35	0.14	1.62	1.76	(0.13)	(0.84)	(0.97)	$10.14	19.06%
12/31/2016	8.64	0.16	1.01	1.17	(0.16)	(0.30)	(0.46)	$ 9.35	13.60%
12/31/2015(d)	10.00	0.12	(0.60)	(0.48)	(0.21)	(0.67)	(0.88)	$ 8.64	(4.78%) (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)

Supplemental Data and Ratios

Investor Class

12/31/2018	$ 29,031	1.17%	1.10%	2.06%	22%

12/31/2017	$ 39,280	1.16%	1.10%	1.08%	35%

12/31/2016	$ 38,163	1.10%	1.10%	1.47%	25%

12/31/2015	$ 50,893	1.10%	1.10%	1.00%	28%

12/31/2014	$544,642	1.10%	1.10%	1.25%	36%

Institutional Class

12/31/2018	$497,904	0.75%	0.75%	2.39%	22%

12/31/2017	$605,309	0.75%	0.75%	1.43%	35%

12/31/2016	$529,082	0.75%	0.75%	1.81%	25%

12/31/2015 (d)	$483,576	0.75%(g)	0.75%(g)	1.91%(g)	28%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.

GREAT-WEST FUNDS, INC.

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

Financial Highlights

Selected data for a share of capital stock of the Target Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)

Investor Class
12/31/2018	21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
12/31/2016	16.80	0.37	2.76	3.13	(0.12)	(0.65)	(0.77)	$19.16	18.75%
12/31/2015	19.25	0.35	(1.65)	(1.30)	(0.24)	(0.91)	(1.15)	$16.80	(6.89%)
12/31/2014	19.79	0.33	1.15	1.48	(0.39)	(1.63)	(2.02)	$19.25	7.39%

Class L
12/31/2018	10.24	0.19	(1.17)	(0.98)	(0.16)	(1.11)	(1.27)	$ 7.99	(9.78%)
12/31/2017	9.89	0.18	1.38	1.56	(0.27)	(0.94)	(1.21)	$10.24	15.93%
12/31/2016	9.12	0.17	1.47	1.64	(0.22)	(0.65)	(0.87)	$ 9.89	18.26%
12/31/2015	10.94	0.17	(0.94)	(0.77)	(0.21)	(0.84)	(1.05)	$ 9.12	(7.21%)
12/31/2014	12.07	0.15	0.71	0.86	(0.36)	(1.63)	(1.99)	$10.94	7.02%

Institutional Class
12/31/2018	8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$ 6.77	(9.15%)
12/31/2017	8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$ 8.93	16.56%
12/31/2016	8.20	0.21	1.33	1.54	(0.29)	(0.65)	(0.94)	$ 8.80	19.16%
12/31/2015(d)	10.00	0.16	(0.87)	(0.71)	(0.26)	(0.83)	(1.09)	$ 8.20	(7.26%) (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)

Supplemental Data and Ratios

Investor Class

12/31/2018	$206,479	0.85%	0.82%	2.09%	22%

12/31/2017	$277,957	0.85%	0.83%	1.97%	25%

12/31/2016	$292,467	0.85%	0.84%	2.12%	26%

12/31/2015	$310,100	0.83%	0.83%	1.86%	41%

12/31/2014	$893,458	0.83%	0.83%	1.65%	12%

Class L

12/31/2018	$ 3,837	1.44%	1.07%	1.85%	22%

12/31/2017	$ 4,939	1.50%	1.11%	1.70%	25%

12/31/2016	$ 3,789	1.79%	1.20%	1.76%	26%

12/31/2015	$ 2,146	1.79%	1.20%	1.65%	41%

12/31/2014	$ 1,883	2.69%	1.20%	1.25%	12%

Institutional Class

12/31/2018	$502,097	0.48%	0.47%	2.46%	22%

12/31/2017	$605,736	0.49%	0.47%	2.34%	25%

12/31/2016	$529,402	0.49%	0.49%	2.48%	26%

12/31/2015 (d)	$484,008	0.47%(g)	0.47%(g)	2.56%(g)	41%

(a)   Per share amounts are based upon average shares outstanding.

(b)   Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

(c)   Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.

(d)   Institutional Class inception date was May 1, 2015.

(e)   Not annualized for periods less than one full year.

(f)   Portfolio turnover is calculated at the Fund level.

(g)   Annualized.

THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”) determined that the reorganization of the Great-West T. Rowe Price Equity Income Fund (the “Target Fund”) into the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund,” and with the Target Fund, the “Funds”) (the “Reorganization”) would be in the best interests of the Target Fund, and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. As such, the Board has approved the Reorganization.

In preparation for the in-person meetings of the Board held on December 6-7, 2018 and June 12-13, 2019, at which the Reorganization was considered, Great-West Capital Management, LLC, investment adviser to the Funds (“GWCM”), provided the Board with information for the meeting regarding the proposed Reorganization, including the rationale therefor and alternatives considered. GWCM also provided the Board with introductory information regarding the proposed Reorganization at the in-person meeting of the Board held on September 18, 2018. In connection with the Reorganization, GWCM also recommended restructuring the Acquiring Fund into a multi-manager fund whereby the sub-adviser of each Fund would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 50% of the Acquiring Fund’s portfolio. In addition, GWCM recommended the reduction of the Acquiring Fund’s management fee, the reduction of the sub-advisory fees paid by GWCM with respect to the Acquiring Fund, the creation of a new class of shares (Investor II Class) of the Acquiring Fund which the shareholders of Investor Class and Class L shares of the Target Fund would receive in connection with the Reorganization and an expense limitation agreement for the Acquiring Fund. GWCM recommended the Reorganization as part of its product rationalization strategy because it believes one multi-manager large cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate large cap value funds.

Prior to approving the Reorganization, the directors who are not interested persons of Great-West Funds (the “Independent Directors”) reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in private sessions without management present. In approving the Reorganization, the Board considered a number of factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and principal investment risks;
•	the investment performance and portfolio managers of the Funds;
•	the relative fees and expense ratios of the Funds;
•	the anticipated federal income tax-free nature of the Reorganization;
•	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;
•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;
•	the effect of the Reorganization on shareholder rights;
•	alternatives to the Reorganization; and
•	any potential benefits to GWCM and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the Funds have substantially similar investment objectives, and similar principal investment strategies and principal risks. In particular, the Board noted that both Funds are large cap value funds and that the combined Fund will be a multi-manager fund whereby the sub-adviser of each Fund would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 50% of the Acquiring Fund’s portfolio and that each sub-adviser will manage its sleeve of the combined Fund in the same manner as it does for the Target Fund or Acquiring Fund.

Investment Performance and Portfolio Management

The Board considered the investment performance of the Funds for the one-year, three-year and five-year periods ended March 31, 2019. The Board noted that the Acquiring Fund outperformed the Target Fund for the one-, three- and five-year periods. In addition, the Board noted that the Acquiring Fund outperformed the benchmark and peers for the three- and five-year periods reviewed, and the Target Fund outperformed the benchmark and peers for the three-year period. The Board also considered that the combined Fund will have the same sub-advisers and portfolio managers as the Target Fund and Acquiring Fund.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds and the impact of expense caps. The Board noted that the Acquiring Fund’s expenses and management fee are higher than those of the Target Fund. However, the Board considered that, due to the Acquiring Fund’s expense limitation agreement, the Investor II Class shares of the Acquiring Fund have a lower net expense ratio than the Investor Class and Class L shares of the Target Fund and that the expense cap on the Investor II Class shares of the Acquiring Fund may be terminated only upon termination of the Acquiring Fund’s advisory agreement with GWCM or by Great-West Funds. As a result, the Board concluded that holders of Investor Class and Class L shares of the Target Fund will pay a lower net expense ratio upon effectiveness of the Reorganization. The Board also concluded that although the holders of Institutional Class shares of the Target Fund will pay a higher net expense ratio upon effectiveness of the Reorganization, the other benefits of the Reorganization outweigh that factor.

Federal Income Tax Consequences of the Reorganization

The Board considered the tax implications of the Reorganization. The Board noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes.

Costs of the Reorganization

The Board considered that GWCM will bear all the expenses incurred in connection with the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of the Target Fund will receive a comparable class of shares of the Acquiring Fund, equal in total value to the total value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Board noted that the shareholders of the Target Fund will receive a comparable class of shares of the Acquiring Fund, which are subject to the same shareholder services fees. The Board also considered that both Funds are a series of Great-West Funds and, as such, the rights of the Target Fund shareholders are the same as the rights of the Acquiring Fund shareholders. The Board also considered that shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

As alternatives, the Board considered merging the Target Fund into another series of Great-West Funds, merging the Acquiring Fund into the Target Fund or maintaining the status quo. The Board determined that one multi-manager large cap value fund was in the best interests of both Funds.

Potential Benefits to GWCM and Its Affiliates

The Board noted that, in connection with the Reorganization, GWCM agreed to reduce its management fee on the Acquiring Fund. However, the Board recognized that the Reorganization may result in some potential benefits and economies for GWCM and its affiliates. These may include, for example, costs savings as a result of the elimination of the Target Fund as a fund in the Great-West Funds complex. In addition, the Board noted that, because the Target Fund is larger than the Acquiring Fund and the sub-advisers of the combined Fund will each be allocated 50% of the combined Fund’s assets, the current sub-adviser of the Acquiring Fund, which is an affiliate of GWCM, will manage a greater amount of assets of the Acquiring Fund post-Reorganization.

Conclusion

The Board, including the Independent Directors, approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board, including the Independent Directors, also concluded that the Reorganization is in the best interests of the Acquiring Fund, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

At the close of business on June 6, 2019, there were 69,679,035 Institutional Class shares, 9,581,870 Investor Class shares, and 438,298 Class L shares of the Target Fund outstanding. As of June 6, 2019, the directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of the Institutional Class, Investor Class and Class L shares of the Target Fund.

At the close of business on June 6, 2019, there were 58,515,178 Institutional Class shares and 1,887,671 Investor Class shares of the Acquiring Fund outstanding. The Investor II Class shares and Class L shares had not yet commenced operations. As of June 6, 2019, the directors and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of the Institutional Class and Investor Class shares of the Acquiring Fund.

Beneficial Ownership

The following tables set forth the percentage of ownership of each person who, as of the Record Date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Great-West T. Rowe Price Equity Income Fund Investor Class	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.78%	22.74%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	49.25%	47.09%
Great-West T. Rowe Price Equity Income Fund Class L	Great West IRA Advantage	8515 E. Orchard Road, Greenwood Village, CO 80111	99.35%	<5%
Great-West T. Rowe Price Equity Income Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.88%	5.91%
	Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.59%	5.21%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.71%	5.82%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.87%	<5%

Target Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.04%	<5%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.12%	<5%

Acquiring Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Great-West Putnam Equity Income Fund Investor Class	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	12.17%	12.17%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	73.37%	73.37%
Great-West Putnam Equity Income Fund Institutional Class	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.87%	<5%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.04%	<5%
	Great-West Lifetime Conservative 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.13%	<5%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.89%	5.91%
	Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.60%	5.21%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.73%	5.82%

VOTING INFORMATION AND REQUIREMENTS

Shares of the Target Fund may be sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of individual retirement accounts, and to qualified retirement plans that have purchased variable contracts. Shares of the Target Fund are also sold directly to qualified retirement plans and college savings programs.

Contract owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”) who have allocated contract value to the Target Fund as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in the Target Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	COLI VUL-2 Series Account	COLI VUL-1 Series Account
	COLI VUL-4 Series Account	FutureFunds II Series Account
FutureFunds Series Account
FutureFunds Select Account
Maxim Series Account
GWL&A of NY	COLI VUL-2 Series Account	COLI VUL-1 Series Account
FutureFunds II Series Account

Qualified retirement plans and owners of certain individual retirement accounts that directly owned shares of the Target Fund on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in the Target Fund as of the Record Date.

Voting Procedures

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (a) 67% or more of the shares of the Target Fund present at the Special Meeting, if the owners of more than 50% of the Target Fund’s outstanding shares are present at the Special Meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Target Fund entitled to vote at the Special Meeting.

In accordance with applicable law, shares attributable to the Target Fund held in the Separate Accounts registered with the SEC will be voted by such Separate Account based on instructions received from the contract owners who have allocated contract value to the Target Fund as of the Record Date. The number of votes that a contract owner has the right to cast will be determined by applying his/her percentage interest in the Target Fund (held through a Separate Account) to the total number of votes attributable to the Target Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to the Target Fund held in the Separate Accounts that are not registered with the SEC will also be voted as described above based on instructions received from contract owners who have allocated contract value to the Target Fund as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which the Target Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Target Fund, will be voted in the same proportion as shares for which the Target Fund has received instructions. As a result of such proportionate voting, a small number of contract owners may determine the outcome of the shareholder vote.

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Special Meeting, and not subsequently revoked. Unmarked proxies received from contract owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions. Voting instructions to abstain on the proposal and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote AGAINST). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Great-West Funds, Inc., 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Special Meeting or by attending the Special Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Quorum and Adjournments of the Special Meeting

One-third of the outstanding shares entitled to vote at the Special Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Special Meeting. A quorum can be established by counting shares held by Separate Accounts, qualified retirement plans, and other shareholders that are present at the Special Meeting. If a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The Board may seek one or more adjournments of the Special Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Special Meeting, or to obtain the required shareholder vote for approval of the proposal. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Special Meeting (or any adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on the proposal, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Special Meeting without further notice to shareholders.

Other Business

Management knows of no other business of the Target Fund, other than that set forth in this Proxy Statement/Prospectus, which will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Shareholder Proposals

Great-West Funds generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because Great-West Funds does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted at a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual director should write to the attention of Ryan Logsdon, Secretary of Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific board director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the independent directors’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 23rd day of August, 2019, by and among Great-West Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of itself and Great-West Large Cap Value Fund, a separate series of the Corporation (the “Acquiring Fund”), and Great-West T. Rowe Price Equity Income Fund, a separate series of the Corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), and Great-West Capital Management, LLC (“GWCM”), investment adviser for the Funds (for purposes of sections 8.3 and 10.2 of this Agreement only). The principal place of business of the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class and Investor II Class voting shares of common stock, $0.10 par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.        Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Institutional Class and Investor II Class Acquiring Fund Shares determined with respect to each such class of shares by dividing the value of the Acquired Fund’s assets net of any liabilities with respect to the corresponding class or classes of the Acquired Fund as set forth in Exhibit A, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of an Acquiring Fund Share of such class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2        The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets as of the time of the Closing, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund to be prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay dividends and other distributions, for the purpose of distributing all or substantially all of the Acquired Fund’s income and gains so as to avoid the imposition of income or excise taxes).

1.3        The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation payable by the Acquired Fund to the Corporation’s directors.

1.4        Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s Institutional Class, Investor Class and Class L shareholders of record (the “Acquired Fund Shareholders”), determined as of the time of such distribution, on a pro rata basis by class, the corresponding class of Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value as of the Valuation Time (as defined in section 2.1) of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders of each class of shares of the Acquired Fund, shall be equal to the aggregate net asset value of the respective class of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5        Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.6        Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7        All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

2.        Valuation

2.1        The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2        The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3        All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.        Closing and Closing Date

3.1        The Closing of the transactions contemplated by this Agreement shall occur on August 23, 2019, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2        The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund at the Closing a schedule of the Assets.

3.3        The Bank of New York Mellon, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to The Bank of New York Mellon, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund by wire transfer of federal funds as of the Closing.

3.4        DST Systems, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Institutional Class, Investor Class and/or Class L Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5        In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Corporation (the “Board”), accurate appraisal of the value of the net assets or shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.        Representations and Warranties

4.1        The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2018, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since December 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a RIC. As of the time of the Closing, the Acquired Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)        For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquired Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST Systems, Inc., as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and all material documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o)        The most recently effective prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p)        The Acquired Fund shares have been duly established and designated by the Board.

4.2        The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2018, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since December 31, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. As of the time of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)        For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing have been duly authorized and, when so issued and delivered, will be legally and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)        At the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing.

(n)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)        The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)        The most recently effective prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing.

(r)        The Acquiring Fund Shares have been duly established and designated by the Board.

5.        Covenants of the Acquiring Fund and the Acquired Fund

The Corporation on behalf of each Fund covenants as follows:

5.1        The Acquiring Fund and the Acquired Fund, each covenants to operate its business in the ordinary course from the date hereof through the Closing except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio, as set forth in section 5.13, in order that at the Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions on the Closing Date, a written description of which has been delivered to the Acquired Fund.

5.2        Upon reasonable notice, the Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3        The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4        The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5        Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6        The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7        The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing and to consummate the transactions contemplated herein; provided, however, that the Corporation may take such actions it reasonably deems advisable after the Closing as circumstances change.

5.8        The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.9        Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated under applicable law.

5.10        The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11        The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.3.

5.12        At or immediately prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders at least (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.13        The Acquiring Fund agrees to identify in writing prior to the Closing any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s investment objective, policies, restrictions or strategies on the Closing Date, and the Acquired Fund agrees to dispose of such assets prior to the Closing. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing, the Acquiring Fund’s portfolio will be consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies on the Closing Date, and the Acquired Fund agrees to purchase prior to the Closing such assets (to the extent consistent with the Acquired Fund’s investment objective, policies, restrictions or strategies). Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

5.14        The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include an information statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the information statement and related materials for inclusion therein.

6.        Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Corporation, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1        All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2        The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3        The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund at or before the Closing.

7.        Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following further conditions:

7.1        All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer or an Assistant Treasurer of the Corporation.

7.3        The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4        The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund at or before the Closing.

8.        Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The obligations under this Agreement of the Acquired Fund and the Acquiring Fund shall be subject to the fulfillment or waiver of the following conditions:

8.1        At the Closing, no action, suit or other proceeding shall be pending or to a Fund’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either Fund hereto may for itself waive any of such conditions.

8.3        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund immediately followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund and the termination of the Acquired Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and GWCM or its affiliates, and the Acquired Fund, the Acquiring Fund, and GWCM or its affiliates will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.3.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.          Reserved

10.        Fees and Expenses

10.1        The Corporation, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2        GWCM will pay all expenses incurred by each of the Acquired Fund and the Acquiring Fund in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of supplements to the Corporation’s Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs. GWCM will also bear any transaction costs incurred through the sale and purchase of assets pursuant to section 5.13. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

11.        Entire Agreement

The parties agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

12.        Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by any party if the Closing shall not have occurred on or before ten months from the date of this Agreement, unless such date is extended by mutual agreement of the parties, or (iii) by any party if another party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Board members or officers of any party, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.        Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, as specifically authorized by the Board.

14.        Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 8515 East Orchard Road, 2T2, Greenwood Village, Colorado 80111, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.        Headings; Counterparts; Assignment; Limitation of Liability

15.1        The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4        Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5        This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	GREAT-WEST FUNDS, INC., on behalf of itself and Great-West Large Cap Value Fund

Secretary	By: Mary C. Maiers
Its: Chief Financial Officer & Treasurer

Attest:	GREAT-WEST FUNDS, INC., on behalf of itself and Great-West T. Rowe Price Equity Income Fund

Secretary	By: Mary C. Maiers
Its: Chief Financial Officer & Treasurer

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTIONS 8.3 AND 10.2 HERETO

GREAT-WEST CAPITAL MANAGEMENT, LLC

By: Scott C. Sipple
Its: President & CEO

By: Kelly New
Its: Assistant Treasurer

EXHIBIT A

SHARE CLASSES

Great-West T. Rowe Price Equity Income Fund (Acquired Fund) – Share Classes	Great-West Large Cap Value Fund (Acquiring Fund) – Corresponding Share Classes

Institutional	Institutional

Investor	Investor II

L	Investor II

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Form of Proxy

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M79838-S26071	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following Proposal:			For	Against	Abstain

1. To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of the Great-West T. Rowe Price Equity Income Fund (the “Target Fund”) to the Great-West Large Cap Value Fund (the “Acquiring Fund”) in exchange solely for Institutional Class and Investor II Class shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Target Fund and Investor II Class shares of the Acquiring Fund to the holders of Investor Class and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).			☐	☐	☐

2. To transact such other business as may properly come before the special meeting of shareholders.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice of Special Meeting and Proxy Statement/Prospectus are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

GREAT-WEST FUNDS, INC.

Proxy Ballot for Special Meeting of Shareholders – August 21, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE GREAT-WEST FUNDS, INC.

The undersigned hereby appoints Ryan L. Logsdon and Cara B. Owen, or any of them, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Great-West T. Rowe Price Equity Income Fund to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 10 a.m. Mountain Time, on August 21, 2019, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on June 6, 2019, upon the proposal on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement/Prospectus for such meeting.

This Proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR approval of an Agreement and Plan of Reorganization.

This Proxy may be revoked by the shareholder at any time prior to the Special Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST LARGE CAP VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 15, 2019 for use in connection with the special meeting of shareholders (the “Special Meeting”) of Great-West T. Rowe Price Equity Income Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), to be held on August 21, 2019. At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Great-West Large Cap Value Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Great-West Funds at the address or phone number shown above or by calling (866) 831-7129. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information, dated April 30, 2019, as supplemented through the date of this SAI, and is incorporated herein by reference only insofar as it relates to the Target Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had occurred at the beginning of the period.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended December 31, 2018.

The date of this Statement of Additional Information is July 15, 2019.

Appendix A

Pro Forma Financial Information

(Unaudited)

GREAT-WEST FUNDS, INC.

Great-West Large Cap Value Fund Pro Forma

Schedule of Investments

As of December 31, 2018

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)

CORPORATE BONDS AND NOTES
Consumer, Cyclical
Mattel Inc, 6.75%, 12/31/2025	(c)		-	-	$2,700,000	2,408,913	$2,700,000	2,408,913

TOTAL CORPORATE BONDS AND NOTES		0.19%		$-		$2,408,913		$2,408,913

(Cost $2,655,621)
CONVERTIBLE BONDS
Financial
AXA SA, 7.25%, 05/15/2021	(c)		-	-	$1,518,000	1,323,591	$1,518,000	1,323,591

TOTAL CONVERTIBLE BONDS		0.11%		$-		$1,323,591		$1,323,591

(Cost $1,518,000)

			SHARES		SHARES		SHARES
COMMON STOCK
Basic Materials		4.00%
Air Products & Chemicals Inc			26,200	4,193,310	-	-	26,200	4,193,310
Akzo Nobel NV			-	-	14,981	1,206,482	14,981	1,206,482
Alcoa Corp	(a)		152,100	4,042,818	-	-	152,100	4,042,818
CF Industries Holdings Inc			-	-	160,562	6,986,053	160,562	6,986,053
DowDuPont Inc			144,575	7,731,871	285,854	15,287,472	430,429	23,019,343
International Paper Co			-	-	159,883	6,452,878	159,883	6,452,878
Nucor Corp			-	-	38,892	2,014,994	38,892	2,014,994
PPG Industries Inc			-	-	8,200	838,286	8,200	838,286
Sherwin-Williams Co			2,100	826,266	-	-	2,100	826,266

				$16,794,265		$32,786,165		$49,580,430

Communications		7.88%
AT&T Inc			240,400	6,861,016	113,667	3,244,056	354,067	10,105,072
CenturyLink Inc			-	-	85,171	1,290,341	85,171	1,290,341
Charter Communications Inc Class A	(a)		18,403	5,244,303	-	-	18,403	5,244,303
Cisco Systems Inc			151,250	6,553,663	275,667	11,944,651	426,917	18,498,314
Comcast Corp Class A			194,400	6,619,320	222,020	7,559,781	416,420	14,179,101
News Corp Class A			-	-	437,146	4,961,607	437,146	4,961,607
Telefonica SA			-	-	520,178	4,378,551	520,178	4,378,551
Twenty-First Century Fox Inc Class B			-	-	363,575	17,371,614	363,575	17,371,614
Verizon Communications Inc			60,956	3,426,946	278,192	15,639,954	339,148	19,066,900
Walt Disney Co			-	-	23,400	2,565,810	23,400	2,565,810

				$28,705,248		$68,956,365		$97,661,613

Consumer, Cyclical		6.91%
Adient PLC			-	-	54,952	827,577	54,952	827,577
Alaska Air Group Inc			-	-	71,800	4,369,030	71,800	4,369,030
Aptiv PLC			56,000	3,447,920	-	-	56,000	3,447,920
BJ’s Wholesale Club Holdings Inc	(a)		143,004	3,168,969	-	-	143,004	3,168,969
Delta Air Lines Inc			-	-	63,400	3,163,660	63,400	3,163,660

A-1

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
General Motors Co			140,972	4,715,513	-	-	140,972	4,715,513
Hilton Worldwide Holdings Inc			64,038	4,597,928	-	-	64,038	4,597,928
Home Depot Inc			24,000	4,123,680	-	-	24,000	4,123,680
Kohl’s Corp			-	-	58,588	3,886,728	58,588	3,886,728
L Brands Inc			-	-	110,100	2,826,267	110,100	2,826,267
Las Vegas Sands Corp			-	-	125,247	6,519,106	125,247	6,519,106
Mattel Inc	(a)(d)		-	-	293,000	2,927,070	293,000	2,927,070
O’Reilly Automotive Inc	(a)		13,400	4,614,022	-	-	13,400	4,614,022
PACCAR Inc			-	-	31,700	1,811,338	31,700	1,811,338
PulteGroup Inc			116,100	3,017,439	-	-	116,100	3,017,439
Southwest Airlines Co			89,000	4,136,720	56,900	2,644,712	145,900	6,781,432
Walgreens Boots Alliance Inc			55,900	3,819,647	-	-	55,900	3,819,647
Walmart Inc			139,200	12,966,480	86,800	8,085,420	226,000	21,051,900

				$48,608,318		$37,060,908		$85,669,226

Consumer, Non-cyclical		20.09%
Amgen Inc			38,600	7,514,262	-	-	38,600	7,514,262
Anthem Inc			-	-	51,087	13,416,979	51,087	13,416,979
Archer-Daniels-Midland Co			-	-	82,900	3,396,413	82,900	3,396,413
AstraZeneca PLC Sponsored ADR			172,700	6,559,146	-	-	172,700	6,559,146
Becton Dickinson & Co			42,684	9,617,559	11,200	2,523,584	53,884	12,141,143
Bristol-Myers Squibb Co			-	-	85,561	4,447,461	85,561	4,447,461
Cigna Corp			48,300	9,173,136	-	-	48,300	9,173,136
Conagra Brands Inc			-	-	156,270	3,337,927	156,270	3,337,927
Coty Inc Class A			123,804	812,154	125,644	824,225	249,448	1,636,379
CVS Health Corp			-	-	107,838	7,065,546	107,838	7,065,546
Danaher Corp			72,200	7,445,264	-	-	72,200	7,445,264
Eli Lilly & Co			62,100	7,186,212	-	-	62,100	7,186,212
Gilead Sciences Inc			91,500	5,723,325	141,800	8,869,590	233,300	14,592,915
GlaxoSmithKline PLC			-	-	260,173	4,957,718	260,173	4,957,718
GlaxoSmithKline PLC ADR			-	-	62,900	2,403,409	62,900	2,403,409
Johnson & Johnson			89,730	11,579,657	114,100	14,724,605	203,830	26,304,262
Kellogg Co			-	-	24,700	1,408,147	24,700	1,408,147
Keurig Dr Pepper Inc			53,400	1,369,176	-	-	53,400	1,369,176
Kimberly-Clark Corp			50,300	5,731,182	105,534	12,024,544	155,834	17,755,726
Kraft Heinz Co			58,100	2,500,624	-	-	58,100	2,500,624
Kroger Co			246,700	6,784,250	-	-	246,700	6,784,250
Medtronic PLC			-	-	111,225	10,117,026	111,225	10,117,026
Merck & Co Inc			115,800	8,848,278	124,764	9,533,217	240,564	18,381,495
Molson Coors Brewing Co Class B			80,000	4,492,800	-	-	80,000	4,492,800
Nielsen Holdings PLC			-	-	286,456	6,683,018	286,456	6,683,018
PepsiCo Inc			54,000	5,965,920	30,700	3,391,736	84,700	9,357,656
Pfizer Inc			131,228	5,728,102	349,188	15,242,056	480,416	20,970,158
Philip Morris International Inc			-	-	117,400	7,837,624	117,400	7,837,624
Tyson Foods Inc Class A			-	-	168,700	9,008,580	168,700	9,008,580
Zimmer Biomet Holdings Inc			-	-	6,500	674,180	6,500	674,180

				$107,031,047		$141,887,585		$248,918,632

Energy		9.99%
Anadarko Petroleum Corp			82,212	3,604,174	-	-	82,212	3,604,174

A-2

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
Apache Corp			-	-	106,415	2,793,394	106,415	2,793,394
BP PLC			960,593	6,071,956	-	-	960,593	6,071,956
Chevron Corp			-	-	61,144	6,651,856	61,144	6,651,856
ConocoPhillips			151,500	9,446,025	-	-	151,500	9,446,025
Encana Corp			344,200	1,986,739	-	-	344,200	1,986,739
Enterprise Products Partners LP			139,900	3,440,141	-	-	139,900	3,440,141
EOG Resources Inc			33,500	2,921,535	-	-	33,500	2,921,535
EQT Corp			-	-	16,620	313,952	16,620	313,952
Equitrans Midstream Corp	(a)		-	-	40,796	816,736	40,796	816,736
Exxon Mobil Corp			134,100	9,144,279	256,996	17,524,557	391,096	26,668,836
Halliburton Co			94,300	2,506,494	-	-	94,300	2,506,494
Hess Corp			-	-	141,800	5,742,900	141,800	5,742,900
Kinder Morgan Inc			204,300	3,142,134	-	-	204,300	3,142,134
Marathon Oil Corp			348,867	5,002,753	-	-	348,867	5,002,753
Occidental Petroleum Corp			-	-	113,800	6,985,044	113,800	6,985,044
Total SA			96,428	5,086,111	283,501	14,953,308	379,929	20,039,419
TransCanada Corp	(d)		-	-	279,700	9,985,290	279,700	9,985,290
Valero Energy Corp			76,700	5,750,199	-	-	76,700	5,750,199

				$58,102,540		$65,767,037		$123,869,577

Financial		24.94%
American International Group Inc			138,600	5,462,226	221,839	8,742,675	360,439	14,204,901
American Tower Corp REIT			44,237	6,997,851	-	-	44,237	6,997,851
Ameriprise Financial Inc			-	-	12,300	1,283,751	12,300	1,283,751
Assured Guaranty Ltd			198,300	7,590,924	-	-	198,300	7,590,924
Bank of America Corp			673,980	16,606,867	22,137	545,456	696,117	17,152,323
Bank of New York Mellon Corp			-	-	103,300	4,862,331	103,300	4,862,331
Boston Properties Inc REIT			32,900	3,702,895	-	-	32,900	3,702,895
Brighthouse Financial Inc	(a)		-	-	120,261	3,665,555	120,261	3,665,555
Capital One Financial Corp			44,900	3,393,991	-	-	44,900	3,393,991
Charles Schwab Corp			63,900	2,653,767	-	-	63,900	2,653,767
Chubb Ltd			-	-	94,990	12,270,808	94,990	12,270,808
Citigroup Inc			254,633	13,256,194	102,100	5,315,326	356,733	18,571,520
Equity Residential REIT			-	-	99,300	6,554,793	99,300	6,554,793
Fifth Third Bancorp			-	-	382,000	8,988,460	382,000	8,988,460
Franklin Resources Inc	(d)		-	-	216,600	6,424,356	216,600	6,424,356
Gaming & Leisure Properties Inc REIT			159,700	5,159,907	-	-	159,700	5,159,907
Goldman Sachs Group Inc			25,600	4,276,480	-	-	25,600	4,276,480
Hartford Financial Services Group Inc			89,900	3,996,055	-	-	89,900	3,996,055
JPMorgan Chase & Co			214,110	20,901,418	247,205	24,132,152	461,315	45,033,570
KeyCorp			192,400	2,843,672	159,384	2,355,696	351,784	5,199,368
KKR & Co Inc Class A			267,600	5,252,988	-	-	267,600	5,252,988
Loews Corp			-	-	177,520	8,080,710	177,520	8,080,710
Marsh & McLennan Cos Inc			-	-	38,500	3,070,375	38,500	3,070,375
MetLife Inc			-	-	238,478	9,791,907	238,478	9,791,907
MFA Financial Inc REIT			241,883	1,615,778	-	-	241,883	1,615,778
Morgan Stanley			-	-	294,442	11,674,625	294,442	11,674,625
Northern Trust Corp			-	-	23,300	1,947,647	23,300	1,947,647
Oportun Financial Corp	(a)(b)		91,172	195,482	-	-	91,172	195,482
PNC Financial Services Group Inc			-	-	61,900	7,236,729	61,900	7,236,729

A-3

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
Radian Group Inc			293,839	4,807,206	-	-	293,839	4,807,206
Rayonier Inc REIT			-	-	150,096	4,156,158	150,096	4,156,158
Regions Financial Corp			380,100	5,085,738	-	-	380,100	5,085,738
SL Green Realty Corp REIT			-	-	50,936	4,028,019	50,936	4,028,019
State Street Corp			66,920	4,220,644	140,200	8,842,414	207,120	13,063,058
US Bancorp			-	-	222,000	10,145,400	222,000	10,145,400
Wells Fargo & Co			122,210	5,631,437	504,500	23,247,360	626,710	28,878,797
Weyerhaeuser Co REIT			-	-	186,313	4,072,802	186,313	4,072,802
Willis Towers Watson PLC			-	-	26,221	3,981,921	26,221	3,981,921

				$123,651,521		$185,417,426		$309,068,947

Industrial		8.53%
Ball Corp			109,700	5,044,006	-	-	109,700	5,044,006
Boeing Co			-	-	40,800	13,158,000	40,800	13,158,000
Emerson Electric Co			41,800	2,497,550	68,342	4,083,435	110,142	6,580,985
Flowserve Corp			-	-	9,914	376,930	9,914	376,930
General Electric Co			134,500	1,018,165	528,400	3,999,988	662,900	5,018,153
Harris Corp			-	-	80,973	10,903,014	80,973	10,903,014
Honeywell International Inc			26,400	3,487,968	-	-	26,400	3,487,968
Illinois Tool Works Inc			-	-	7,200	912,168	7,200	912,168
Johnson Controls International PLC			164,947	4,890,679	333,787	9,896,785	498,734	14,787,464
Northrop Grumman Corp			39,510	9,675,999	2,200	538,780	41,710	10,214,779
nVent Electric PLC			-	-	62,100	1,394,766	62,100	1,394,766
Pentair PLC			-	-	44,800	1,692,544	44,800	1,692,544
Raytheon Co			39,800	6,103,330	-	-	39,800	6,103,330
Stanley Black & Decker Inc			21,800	2,610,332	-	-	21,800	2,610,332
Stericycle Inc	(a)		-	-	79,003	2,898,620	79,003	2,898,620
TE Connectivity Ltd			-	-	15,200	1,149,576	15,200	1,149,576
Union Pacific Corp			49,100	6,787,093	-	-	49,100	6,787,093
United Parcel Service Inc Class B			-	-	94,195	9,186,838	94,195	9,186,838
Vulcan Materials Co			-	-	34,500	3,408,600	34,500	3,408,600

				$42,115,122		$63,600,044		$105,715,166

Technology		7.76%
Apple Inc			63,880	10,076,431	-	-	63,880	10,076,431
Applied Materials Inc			-	-	107,300	3,513,002	107,300	3,513,002
DXC Technology Co			73,200	3,892,044	-	-	73,200	3,892,044
Fidelity National Information Services Inc			50,100	5,137,755	-	-	50,100	5,137,755
Hewlett Packard Enterprise Co			-	-	98,200	1,297,222	98,200	1,297,222
Intel Corp			95,100	4,463,043	-	-	95,100	4,463,043
Microsoft Corp			192,830	19,585,743	140,000	14,219,800	332,830	33,805,543
NXP Semiconductors NV			28,500	2,088,480	17,200	1,260,416	45,700	3,348,896
ON Semiconductor Corp	(a)		91,000	1,502,410	-	-	91,000	1,502,410
QUALCOMM Inc			97,400	5,543,034	246,840	14,047,664	344,240	19,590,698
Texas Instruments Inc			32,200	3,042,900	56,700	5,358,150	88,900	8,401,050
Western Digital Corp			-	-	29,300	1,083,221	29,300	1,083,221

				$55,331,840		$40,779,475		$96,111,315

Utilities		5.36%
American Electric Power Co Inc			73,500	5,493,390	-	-	73,500	5,493,390
Duke Energy Corp			-	-	49,100	4,237,330	49,100	4,237,330
Edison International			71,000	4,030,670	87,415	4,962,550	158,415	8,993,220

A-4

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
Evergy Inc			-	-	64,200	3,644,634	64,200	3,644,634
Exelon Corp			126,900	5,723,190	-	-	126,900	5,723,190
NextEra Energy Inc			16,700	2,902,794	-	-	16,700	2,902,794
NiSource Inc			-	-	412,321	10,452,337	412,321	10,452,337
NRG Energy Inc			141,900	5,619,240	-	-	141,900	5,619,240
PG&E Corp	(a)		-	-	114,568	2,720,990	114,568	2,720,990
Sempra Energy			-	-	18,712	2,024,451	18,712	2,024,451
Southern Co			-	-	332,770	14,615,259	332,770	14,615,259

				$23,769,284		$42,657,551		$66,426,835

TOTAL COMMON STOCK		95.46%		$504,109,185		$678,912,556		$1,183,021,741

(Cost $1,100,657,829)
CONVERTIBLE PREFERRED STOCK
Consumer, Non-cyclical		0.47%
Becton Dickinson & Co, 6.13%			-	-	102,119	5,861,243	102,119	5,861,243

				$-		$5,861,243		$5,861,243

Financial		0.27%
Mandatory Exchangeable Trust, 5.75%	(c)		14,346	2,214,018	-	-	14,346	2,214,018
Oportun Financial Corp Series A-1, 0.00%	(a)(b)		249	534	-	-	249	534
Oportun Financial Corp Series B-1, 0.00%	(a)(b)		4,308	10,209	-	-	4,308	10,209
Oportun Financial Corp Series C-1, 0.00%	(a)(b)		6,261	23,976	-	-	6,261	23,976
Oportun Financial Corp Series D-1, 0.00%	(a)(b)		9,082	34,779	-	-	9,082	34,779
Oportun Financial Corp Series E-1, 0.00%	(a)(b)		4,722	19,503	-	-	4,722	19,503
Oportun Financial Corp Series F, 0.00%	(a)(b)		10,190	58,877	-	-	10,190	58,877
Oportun Financial Corp Series F-1, 0.00%	(a)(b)		77,015	165,128	-	-	77,015	165,128
Oportun Financial Corp Series G-1, 0.00%	(a)(b)		97,385	208,803	-	-	97,385	208,803
Oportun Financial Corp Series H, 0.08%	(a)(b)		300,220	643,071	-	-	300,220	643,071

				$3,378,898		$-		$3,378,898

Utilities		0.98%
DTE Energy Co, 6.50%			-	-	26,535	1,376,710	26,535	1,376,710
NextEra Energy Inc, 6.12%	(d)		-	-	107,195	6,147,783	107,195	6,147,783
Sempra Energy, 6.00%			-	-	36,799	3,531,479	36,799	3,531,479
Sempra Energy, 6.75%			-	-	11,277	1,082,380	11,277	1,082,380

				$-		$12,138,352		$12,138,352

TOTAL CONVERTIBLE PREFERRED STOCK		1.72%		$3,378,898		$17,999,595		$21,378,493

(Cost $1,100,657,829)
			PRINCIPAL AMOUNT		PRINCIPAL AMOUNT		PRINCIPAL AMOUNT
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes		2.57%
Federal Home Loan Bank, 2.13%, 01/02/2019			$20,200,000	$20,198,822	$11,700,000	$11,699,317	$31,900,000	$31,898,139

Repurchase Agreements		0.93%

A-5

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
Undivided interest of 13.84% in a repurchase agreement (principal amount/value $19,865,806 with a maturity value of $19,869,139) with Citigroup Global Markets Inc, 3.02%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.50% - 8.00%, 1/25/19 - 7/15/60, with a value of $20,263,122.	(e)		-	-	2,743,967	2,743,967	2,743,967	2,743,967

Undivided interest of 4.94% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.	(e)		-	-	2,743,967	2,743,967	2,743,967	2,743,967

Undivided interest of 5.72% in a repurchase agreement (principal amount/value $48,041,561 with a maturity value of $48,049,301) with Bank of Montreal, 2.90%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 4.00%, 4/20/46 - 11/1/48, with a value of $49,002,392.	(e)		-	-	2,743,967	2,743,967	2,743,967	2,743,967

Undivided interest of 7.59% in a repurchase agreement (principal amount/value $36,206,342 with a maturity value of $36,212,376) with Merrill Lynch, Pierce, Fenner & Smith, 3.00%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.73% - 5.50%, 1/1/34 - 1/1/49, with a value of $36,930,469.	(e)		-	-	2,743,967	2,743,967	2,743,967	2,743,967

Undivided interest of 9.54% in a repurchase agreement (principal amount/value $6,043,463 with a maturity value of $6,044,443) with Mizuho Securities (USA) LLC, 2.92%, dated 12/31/18 to be repurchased at $575,269 on 1/2/19 collateralized by U.S. Treasury securities, 1.88% - 2.63%, 2/29/24 - 9/9/49, with a value of $6,164,334.	(e)		-	-	575,269	575,269	575,269	575,269

				$-		$11,551,137		$11,551,137

TOTAL SHORT TERM INVESTMENTS		3.51%
(Cost $43,449,276)				$20,198,822		$23,250,454		$43,449,276

TOTAL INVESTMENTS		100.99%		$527,686,905		$723,895,109		$1,251,582,014

A-6

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)

OTHER ASSETS & LIABILITIES, NET		-0.99%		$(752,320)		$(11,481,763)		$(12,234,083)

TOTAL NET ASSETS		100.00%		$526,934,585		$712,413,346		$1,239,347,931

TOTAL COST				$474,912,332		$692,688,427		$1,167,600,759

(a) Non-income producing security.

(b) Security is fair valued using significant unobservable inputs.

(c) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.

(d) All or a portion of the security is on loan at December 31, 2018.

(e) Collateral received for securities on loan.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

At December 31, 2018, the Great-West Putnam Equity Income Fund held the following forward foreign currency contracts:

Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CIT	CAD	1,797,200	USD	1,341,669	January 16, 2019	$(24,568)
CIT	USD	3,391,473	CAD	4,328,500	January 16, 2019	219,278
CIT	USD	5,604,449	EUR	4,891,900	March 20, 2019	(37,714)
CIT	USD	9,670,856	GBP	7,549,900	March 20, 2019	8,582

					Net Appreciation	$165,578

Counterparty Abbreviations:

CIT Citigroup Global Markets

Currency Abbreviations:

CAD Canadian Dollar

EUR Euro Dollar

GBP British Pound

USD U.S. Dollar

A-7

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2018

	Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund & Accounting Survivor)		Pro Forma Adjustments			Pro Forma Combined

ASSETS:
Investments in securities, fair value (a)		$527,686,905		$712,343,972	$				1,240,030,877
Repurchase agreements, fair value(b)		-		11,551,137					11,551,137
Cash		212,172		360,986					573,158
Cash denominated in foreign currencies, fair value (c)		826,994		102,234					929,228
Dividends and interest receivable		755,878		1,858,294					2,614,172
Subscriptions receivable		20,523		250,884					271,407
Unrealized appreciation on forward foreign currency contracts		227,860		-					227,860

Total Assets		529,730,332		726,467,507		0			1,256,197,839

LIABILITIES:
Payable for distribution fees		-		818					818
Payable for directors fees		4,279		4,279					8,558
Unrealized depreciation on forward foreign currency contracts		62,282		-					62,282
Payable for shareholder services fees		8,752		65,162					73,914
Payable to investment adviser		338,682		287,642					626,324
Payable upon return of securities loaned		-		11,551,137					11,551,137
Payable for other accrued fees		29,570		49,116					78,686
Redemptions payable		2,352,182		2,096,007					4,448,189

Total Liabilities		2,795,747		14,054,161		0			16,849,908

NET ASSETS		$526,934,585		$712,413,346		$0			$1,239,347,931

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value		$6,433,859		$8,612,076	$				$15,045,935
Paid-in capital in excess of par		471,715,095		668,849,768					1,140,564,863
Total distributable earnings		48,785,631		34,951,502					83,737,133

NET ASSETS		$526,934,585		$712,413,346		$0			$1,239,347,931

NET ASSETS BY CLASS
Institutional Class		$497,903,758		$502,097,272		$0	(d)		$1,000,001,030

Investor Class		$29,030,827		$206,478,840		$(206,478,840	)(e)		$29,030,827

Class L	$	N/A		$3,837,234		$(3,837,234	)(f)	$	N/A

Investor II Class	$	N/A	$	N/A		$210,316,074	(g)		$210,316,074

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Institutional Class		$8.02		$6.77					$6.77

Investor Class		$12.92		$17.97					$17.97

Class L	$	N/A		$7.99				$	N/A

Investor II Class	$	N/A	$	N/A					$10.00

CAPITAL STOCK:
Authorized
Institutional Class		150,000,000		200,000,000		0			200,000,000
Investor Class		15,000,000		100,000,000		0			100,000,000
Class L		N/A		5,000,000		(5,000,000)			N/A
Investor II Class		N/A		N/A		100,000,000			100,000,000
Issued and Outstanding
Institutional Class		62,091,934		74,153,654		11,465,052	(d)		147,710,640
Investor Class		2,246,660		11,487,150		(12,118,294	) (e)		1,615,516
Class L		N/A		479,960		(479,960	) (f)		N/A
Investor II Class		N/A		N/A		21,031,607	(g)		21,031,607

(a) Cost of investments		$474,912,332		$681,137,290		$0			$1,156,049,622
(b) Cost of repurchase agreements		-		11,551,137		0			11,551,137
(c) Cost of cash denominated in foreign currencies		830,457		102,046		0			932,503

(d)	At the time of the merger, the Institutional Class shares of the Target Fund willl merge into the Institutional Class shares of the Acquiring Fund.
(e)	At the time of the merger, the Investor Class shares of the Target Fund will become investors of the Investor II class shares of the Acquiring Fund.
(f)	At the time of the merger, the Class L shares of the Target Fund will become investors of the Investor II class shares of the Acquiring Fund.
(g)

At the time of the merger, the Acquiring Fund will add an additional share class, the Investor II Class. The Target Fund’s Investor Class and Class L will merge into Investor II Class, and the Investor II Class will be closed to new investors.

A-8

GREAT-WEST FUNDS, INC.

Statement of Operations

For the year ended December 31, 2018

	Great-West Putnam Equity Income Fund (Acquiring Fund)	Great-West T. Rowe Equity Income Fund (Target Fund & Accounting Survivor)	Pro Forma Adjustments			Pro Forma Combined

INVESTMENT INCOME:
Interest	$214,601	$497,998	$			$712,599
Income from securities lending	29,458	93,582				123,040
Dividends	18,363,037	23,626,305				41,989,342
Foreign withholding tax	(74,842)	(271,905)				(346,747)

Total Income	18,532,254	23,945,980		0		42,478,234

EXPENSES:
Management fees	4,363,677	3,854,069		232,303	(a)	8,450,049
Shareholder services fees - Investor Class	119,073	898,587		(898,587)	(b)	119,073
Shareholder services fees – Class L	0	15,911		(15,911)	( c)	0
Shareholder services fees – Investor II Class	0	0		914,498	(b)	914,498
Audit and tax fees	28,642	41,023				69,665
Custodian fees	16,423	46,372				62,795
Director’s fees	18,081	18,081				36,162
Distribution fees – Class L	0	11,317		(11,317)	(c)	0
Legal fees	2,762	2,762				5,524
Pricing fees	309	685				994
Registration fees	21,888	32,378				54,266
Shareholder report fees	267	8,774				9,041
Transfer agent fees	7,482	10,133				17,615
Other fees	1,052	1,438				2,490

Total Expenses	4,579,656	4,941,530		220,986		9,742,172

Less amount waived by investment adviser	38,225	160,300		722,136	(a)	920,661
Less amount waived by distributor - Class L	0	47		(47)	(c)	0

Net Expenses	4,541,431	4,781,183		(501,103)		8,821,511

NET INVESTMENT INCOME	13,990,823	19,164,797		501,103		33,656,723

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	51,347,286	75,600,000				126,947,286
Net realized gain on forward foreign currency contracts	1,044,046	0				1,044,046
Realized gain distributions received, affiliated	0	0				0

Net Realized Gain	52,391,332	75,600,000		0		127,991,332

Net change in unrealized depreciation on investments and foreign currency translations	(111,204,172)	(163,043,726)		0		(274,247,898)
Net change in unrealized appreciation on forward foreign currency contracts	173,518	0				173,518

Net Change in Unrealized Depreciation	(111,030,654)	(163,043,726)		0		(274,074,380)

Net Realized and Unrealized Loss	(58,639,322)	(87,443,726)		0		(146,083,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,648,499)	$(68,278,929)		$501,103		$(112,426,325)

(a)

Currently, the Acquiring Fund’s management fee of 0.74% is 27 basis points higher than the Target Fund’s management fee of 0.47%. At the time of the merger, the management fee of the Acquiring Fund will be reduced to 0.61% of the average daily net assets on assets up to $1 billion, 0.56% on the next billion, and 0.51% for assets over $2 billion, and the Acquiring Fund’s investment advisory fees and other expenses will be contractually limited to 0.61% of net assets. The Acquiring Fund will add an additional share class, the Investor II Class, with an overall expense cap of 0.81% (which is less than the current total expense ratio of the Target Fund’s Investor Class and Class L shares). The Target Fund’s Investor Class and Class L will merge into Investor II Class. Therefore, the Reorganization is expected to result in a higher total expense ratio for shareholders of the Target Fund’s Institutional Class shares, but will result in a lower total expense ratio for shareholders of the Target Fund’s Investor Class and Class L shares. The Institutional Class shares of the Target Fund are held solely in the Asset Allocation Funds, and shareholders of the Asset Allocation Funds are expected to experience lower underlying fund expenses. For the Asset Allocation Funds, the underlying fund fees of the Acquiring Fund’s Institutional Class (0.61% total expense ratio) will be lower as a result of the Reorganization than the current underlying fund fees of the Target Fund and Acquiring Fund on a weighted average basis (0.62% total expense ratio) due to investment advisory fee breakpoints and lower direct fund costs.

(b)	After the merger, the Target Fund’s shareholder services fee of 0.35% for the Investor Class will be reclassed to the Investor II Class.

(c)	After the merger, Class L shares will no longer exist, and the shareholder service fees, distribution fees and waiver of distribution fees will be zero.

A-9

GREAT-WEST FUNDS, INC.

Notes to Pro Forma Financial Statements (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Great-West T. Rowe Price Equity Income Fund (the “Target Fund”) into the Great-West Large Cap Value Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are each registered under the Investment Company Act of 1940 (the 1940 Act) as open-end management investment company. The investment objective of the Acquiring Fund is to seek capital growth and current income. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of December 31, 2018. GWCM will bear all expenses of the Reorganization even if the Reorganization is not approved or completed.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes and as such the historical cost basis of investment securities will be carried forward to the surviving fund and no gains or losses will be recognized for financial reporting or federal income tax purposes as a result of the Reorganization. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as if the Reorganization occurred on December 31, 2018. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the period from January 1, 2018 through December 31, 2018 (the “Reporting Period”) as if the Reorganization occurred on January 1, 2018.

Following the Reorganization, the Target Fund will be the accounting and performance survivor. The investment objectives of the Target Fund and Acquiring Fund are substantially similar. The investment objective of the Acquiring Fund is to seek capital growth and current income. The investment objective of the Target Fund is to seek substantial dividend income and also long-term capital appreciation. The investment objective and principal investment strategies of the Acquiring Fund are non-fundamental. The Target Fund and Acquiring Fund have identical fundamental investment restrictions. To the extent that there are any differences, the Combined Fund’s investment objective, principal investment strategies and fundamental investment restrictions will be those of the Acquiring Fund. However, the principal investment strategies of the Acquiring Fund will change at the same time as the Reorganization to accommodate the existing investment strategies of the Target Fund and Acquiring Fund. Each sub-adviser and its portfolio management teams for both the Acquiring Fund and the Target Fund will manage 50% of the combined fund’s investment portfolio in the same general manner in which they are currently managing the Acquiring Fund and Target Fund, respectively.    No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

The sub-adviser to the Target Fund is T. Rowe Price Associates, Inc (“T. Rowe”). The sub-adviser to the Acquiring Fund is Putnam Investment Management, LLC (“Putnam”). At the time of the Reorganization, it is expected that T. Rowe will become an additional sub-adviser to the Acquiring Fund. After the Reorganization, Putnam, the current sub-adviser and portfolio manager of the Acquiring Fund, will continue to manage 50% of the Combined Fund’s investment portfolio in the same general manner in which they are currently managing the Acquiring Fund. T. Rowe, the sub-adviser of the Target Fund will sell approximately 10% of its existing holdings, and then manage 50% of the combined fund’s investment portfolio in the same general manner in which they are currently managing the Target Fund.

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser will receive monthly compensation at the annual rate of 0.61% of the average daily net assets on assets up to $1 billion, 0.56% on the next billion, and 0.51% for assets over $2 billion of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

December 31, 2018

GWCM has agreed under the terms of a new Expense Limitation Agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”) to pay any fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding shareholder servicing fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund’s Investor and Institutional share classes. On the date of the Reorganization, the initial term for the Expense Limitation Agreement will end on April 30, 2021; it will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. The Investor II Class will maintain a total operating expense ratio that does not exceed 0.81% of the average daily net assets (Expense Cap) of the Investor II Class. Under the terms of the Expense Limitation Agreement, the Expense Cap is permanent. The amount waived, if any, is reflected in the Pro Forma Statement of Operations.

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Investor Class II shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the December 31, 2018 annual report of the Target Fund and Acquiring Fund.

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the

December 31, 2018

pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Corporate Bonds and Notes

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.

Convertible Bonds

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.

Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.

Convertible Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.

Short Term Investments	Maturity date, credit quality and interest rates.

Forward Foreign Currency Contracts	Foreign currency spot and forward rates.

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2018, the inputs used to value the Fund’s investments following the Reorganization are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. There were no transfers in or out of Level 3 during the year.

December 31, 2018

	Level 1	Level 2	Level 3	Total

Assets

Investments, at fair value:
Corporate Bonds and Notes	$-	$2,408,913	$-	$2,408,913
Convertible Bonds	-	1,323,591	-	1,323,591
Common Stock	1,146,172,133	36,654,126	195,482	1,183,021,741
Convertible Preferred Stock	-	20,213,613	1,164,880	21,378,493
Short Term Investments	-	43,449,276	-	43,449,276

Total investments, at fair value:	1,146,172,133	104,049,519	1,360,362	1,251,582,014

Other Financial Investments:
Forward Foreign Currency Contracts(a)	-	227,860	-	227,860

Total Assets	$-	$227,860	$-	$227,860

Liabilities

Other Financial Investments:
Forward Foreign Currency Contracts(a)	$-	$(62,282)	$-	$(62,282)

	$-	$(62,282)	$-	$(62,282)

(a) Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

December 31, 2018

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418 provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5) (i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

(1) Was committed in bad faith; or

(2) Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)  (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 16. Exhibits

(1) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016. Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Articles of Amendment and Articles Supplementary are filed herewith.

(2) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 to the Registration Statement filed on December 18, 2017 (File No. 2-75503).

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5) Not Applicable.

(6)(a) Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017. Amendment to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). Amendments to Amended and Restated Investment Advisory Agreement are incorporated by reference to

Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Amendments to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is filed herewith.

(6)(b) Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Second Amendment to Sub-Advisory Agreement to remove the Great-West Putnam Equity Income Fund is filed herewith.

(6)(c) Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Core Strategies: U.S. Equity Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). First Amendment to Sub-Advisory Agreement adding the Great-West Large Cap Value Fund is filed herewith.

(6)(d) Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Equity Income Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). First Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Second Amendment to Sub-Advisory Agreement is filed herewith.

(7)(a)(1) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(7)(a)(2) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503) . Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016. Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Amendment to Principal Underwriting Agreement is filed herewith.

(8) Not Applicable.

(9)(a) Foreign Custody Manager Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503). Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503). Supplement to the Amended and Restated Custody Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(9)(b) Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Supplement to Securities Lending Agreement and Guaranty is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(10) Amended and Restated Rule 18f-3 Plan for certain Funds (Institutional Class, Investor Class, Investor II Class and Class L) is filed herewith.

(11) Legal Opinion is filed herewith.

(12) Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a) Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(13)(b)(1) Expense Limitation Agreement for the Great-West Large Cap Value Fund is filed herewith.

(13)(b)(2) Shareholder Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017. Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendments to Shareholder Services Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Amendment to Shareholder Services Agreement is filed herewith.

(14) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15) Not Applicable.

(16) Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s N-14 Registration Statement filed December 14, 2018 (File No. 333-228805).

(17) Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus included in this Registration Statement.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Greenwood Village and State of Colorado, on the 14th day of June, 2019.

GREAT-WEST FUNDS, INC. (Registrant)
By:	/s/ Scott C. Sipple
Scott C. Sipple President & Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gail H. Klapper	Director	June 14, 2019
Gail H. Klapper*

/s/ Stephen G. McConahey	Director	June 14, 2019
Stephen G. McConahey*

/s/ James A. Hillary	Director	June 14, 2019
James A. Hillary*

/s/ R. Timothy Hudner	Director	June 14, 2019
R. Timothy Hudner*

/s/ Steven A. Lake	Director	June 14, 2019
Steven A. Lake*

/s/ Scott C. Sipple Scott C. Sipple	Director, President & Chief Executive Officer	June 14, 2019

/s/ Mary C. Maiers Mary C. Maiers	Chief Financial Officer & Treasurer	June 14, 2019

*By: /s/ Ryan L. Logsdon		June 14, 2019
Ryan L. Logsdon (Attorney-in-fact)

Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s N-14 Registration Statement filed December 14, 2018 (File No. 333-228805).